Exhibit 10.2

                      NON-STATUTORY STOCK OPTION AGREEMENT

         AGREEMENT dated February 25, 2005 (hereinafter sometimes called the Grant Date) between Walter Industries, Inc., a Delaware corporation having its principal executive offices at 4211 W. Boy Scout Blvd., Tampa, Florida 33607 (hereinafter called the Company), and <<First_Name>> <<MI>>. <<Last_Name>> (hereinafter called the Employee).

         WHEREAS, the Employee is a key employee of the Company and the Company, in consideration of the Employee's continued employment by the Company or a subsidiary corporation, desires to grant the Employee the right and option to purchase shares of common stock, par value $.01 per share, of the Company (hereinafter called Common Stock) on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, it is agreed hereby as follows:

         1.   (a)   The Company hereby grants to the Employee the right and
option (hereinafter called the Option) to purchase from the Company at a price of $38.72 per share an aggregate number of <<Target_NQ_Stock_Options>> shares of Common Stock (hereinafter called the Option Shares). The Option shall be exercisable only in accordance with the terms and conditions set forth in this Agreement.

              (b) The Option may not be exercised at any time for a fractional share nor for fewer than 100 shares, unless fewer than 100 shares remain subject to the Option at such time, in which case the Option may be exercised for the full balance of the shares which remain subject to the Option at such time.

         2.   (a)   In no event shall the Option be exercisable after the tenth anniversary of the Grant Date (the ten year period extending from the Grant Date to (and including) the tenth anniversary of the Grant Date being hereinafter called the Option Term).

              (b) Subject to subparagraph 2(a) and the other provisions of this Agreement, the Option may be exercised at any time or from time to time during the Option Term, provided that (i) the Employee shall have been in the continuous employ of the Company or a subsidiary during the entire period extending from the Grant Date to (and including) the date of exercise, and (ii) the Option may not be exercised with respect to (A) any of the Option Shares until the first anniversary of the Grant Date, nor (B) more than one-third of the Option Shares prior to the second anniversary of the Grant Date, nor (C) more than two-thirds of the Option Shares prior to the third anniversary of the Grant Date.

         3.  (a)    If the Employee's employment with the Company and its
subsidiaries shall terminate within the Option Term for cause, the Option shall terminate in all respects coincident with such termination of employment.

             (b) (i) If the Employee's employment with the Company and its subsidiaries shall terminate during the Option Term as a result of the Employee's "Retirement" (as defined in subparagraph 3(d) hereof), death or disability, then (A) the Employee or the person or persons to whom the Option shall have been transferred by will or the laws of descent and distribution, or the Employee's legal representative, shall have the right, subject to the provisions of subparagraph 3(e) below, within three years from the date on which the Employee's employment with the Company and its subsidiaries terminated as a result of Retirement, death or disability, to exercise the unexercised portion of the Option, but only to the extent, if any, that the Employee was entitled to exercise it pursuant to subparagraph 2(b) above immediately prior to such termination of employment, and (B) the Option shall terminate in all respects at the expiration of such three year period or, if sooner, at the expiration of the Option Term.

                    (ii) If the Employee shall die during the three year period following the termination of the Employee's employment as a result of Retirement or disability, or during the three-months' period following the termination of the Employee's employment for any reason other than cause, Retirement, death or disability, then (A) the person or persons to whom the Option shall have been transferred by will or the laws of descent and distribution, or the legal representative of the Employee's estate, shall have the right, subject to the provisions of subparagraph 3(e) below, within three years from the date of the Employee's death, to exercise the unexercised portion of the Option, but only to the extent, if any, that the Employee was entitled to exercise it pursuant to subparagraph 3(b)(i) above or subparagraph 3(c) below immediately prior to the Employee's death, and (B) the Option shall terminate in all respects at the expiration of such three year period or, if sooner, at the expiration of the Option Term.

             (c) If the Employee's employment with the Company and its subsidiaries shall terminate during the Option Term for any reason not covered by the preceding provisions of this paragraph 3 (i.e., for any reason other than cause, Retirement, death or disability), (i) the Employee, subject to the provisions of subparagraphs 2(a) and 3(b)(ii), shall have the right, at any time during the three months' period ending at the close of the 90th day after the Employee's last day of employment with the Company and its subsidiaries, to exercise the unexercised portion of the Option to the extent, if any, that the Employee was entitled to do so pursuant to subparagraph 2(b) above immediately prior to such termination of employment, and (ii) the Option shall terminate in all respects at the expiration of such three months' period or, if sooner, at the expiration of the Option Term.

             (d) Whether the Employee's absence from employment by reason of illness, military or government service or other causes shall constitute termination of employment, and whether the termination of Employee's employment shall be for cause or disability, shall be determined by, and in the sole discretion of, the Compensation Committee (as defined in subparagraph 13(b) hereof), whose determination shall be final, binding and conclusive on the Employee, on any person or entity claiming under or through the Employee, and on all other interested parties, including the Company. For all purposes of this paragraph 3, "Retirement" shall mean termination of the

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Employee's employment with the Company and its subsidiaries (i) other than for cause, and (ii) either (A) on or after the date on which the Employee attains the age of sixty (60), or (B) on a date on which the sum of the Employee's age and completed years of employment with the Company and its subsidiaries is at least eighty (80).

             (e) No provision of this Agreement, including but not limited to this paragraph 3, shall be deemed to extend the Option Term. Any provision of this Agreement to the contrary notwithstanding, (i) in no event shall the Option be exercisable after the expiration of the Option Term, and (ii) in no event shall the Option be exercisable more than three months after termination of the Employee's employment with the Company and its subsidiaries, except in the event of the Retirement, death or disability of the Employee, as provided in subparagraph 3(b) above.

         4. Any provision of this Agreement to the contrary notwithstanding, in no event (whether before or after termination of employment) shall the Employee be entitled to exercise the Option unless the Employee shall have refrained, at all times prior to such exercise, from conduct which the Compensation Committee determines in its sole discretion is contrary to the best interests of the Company, including but not limited to competition with the Company.

         5. The Option may be exercised by written notice signed by the Employee or, in the event of the Employee's death, by the person or persons entitled to exercise the same under this Agreement, and delivered to the Secretary of the Company at the Company's principal executive offices at the address set forth above, specifying the number of Option Shares in respect of which the Option is being exercised. Upon such exercise, payment of the full purchase price for the shares so specified shall be made by tendering to the Company cash, certified check, bank draft, postal or express money order, personal check (subject to collection), whole shares of Common Stock already owned by the Employee, or a combination of the foregoing forms of payment, or by delivering to the Company a properly executed exercise notice together with irrevocable instructions to a stockbroker that the Company determines satisfies the provisions of section 220.3(e)(4) (or a successor provision) of Regulation T promulgated by the Board of Governors of the Federal Reserve System (hereinafter referred to as Regulation T) and such other criteria as the Company may in its sole discretion establish, provided that (a) in no event shall the sum of the cash, certified check, bank draft, postal or express money order, personal check (subject to collection) and the fair market value on the date of such exercise of any shares with which such purchase price is paid be less than the full purchase price, and (b) the Committee may, but need not, at any time or from time to time, without advance notice to the Employee, direct (or rescind any direction) that shares of Common Stock tendered in payment of all or part of the purchase price of the Option shall have been owned by the Employee for a specified period of time prior to such tender. Neither the Employee nor the Employee's legal representative, legatee(s) or distributee(s), as the case may be, will be, or will be deemed to be a holder of any shares pursuant to the exercise of an Option until the date of the issuance of a stock certificate for such shares. Notice of exercise shall be deemed to have been delivered and the Option duly exercised in respect of the shares specified in the notice if and when such notice is received by the Secretary of the

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Company and payment in cash or in the form of a certified check, bank draft or postal or express money order, or in the form of a personal check subject to collection, or in the form of a certificate or certificates, properly endorsed, for whole shares of Common Stock that have been held for such period of time, if any, prior to the delivery as the Committee may direct, or in a combination of the foregoing forms of payment, shall have been mailed by registered or certified mail to the executive offices of the Company, attention of the Secretary of the Company, or shall have been received by the Secretary of the Company, or when the properly executed exercise notice and irrevocable instructions to a stockbroker that the Company determines satisfies the provisions of Regulation T and such other criteria as the Company may establish have been received by the Secretary of the Company. It shall be a condition of the delivery by the Company of the certificate for the shares in respect of which the Option shall have been exercised that provision shall have been made for payment of any taxes that the Company determines are required to be withheld.

         6. The Employee agrees that if, in the opinion of counsel for the Company, such representation(s), or evidence may be required by law, there shall be delivered to the Company (a) a representation in writing signed by the person or persons who shall exercise the Option, and such other evidence as may reasonably be required by counsel for the Company, that such shares of stock are being acquired for investment and not for resale or distribution, and (b) such other representation(s) or evidence as in the opinion of counsel is necessary to satisfy the requirements of any federal or state law at the time in effect relating to the acquisition of shares to which the Option relates.

         7. The Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution and is exercisable, during the Employee's lifetime, only by the Employee. Once transferred by will or by the laws of descent and distribution, the Option shall not be further transferable. Any transferee of the Option must take the Option subject to the terms and conditions of this Agreement. No such transfer of the Option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof, if by will, with a copy of the Employee's will, and with such evidence as counsel for the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee(s) of the terms and conditions of this Agreement. No sale, assignment, transfer or other disposition of the Option, whether voluntary or involuntary, by operation of law or otherwise, except a transfer by the Employee by will or by the laws of descent and distribution, shall vest in the purported assignee or transferee any interest or right hereunder whatsoever.

         8. The Employee shall have no rights as a stockholder with respect to any share subject to the Option until the Employee shall have become the holder of record of such share and, subject to the provisions of paragraph 10 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or securities or other property) or other distributions or other rights in respect of such share as to which the record date therefor is prior to the date upon which the Employee shall become the holder of record of such share.

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         9.   The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         10. If all or any portion of the Option shall be exercised subsequent to any stock dividend, split-up, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, reorganization or liquidation occurring after the date hereof, as a result of which shares of any class or other property shall be issued in respect of outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the person(s) so exercising the Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares and amount of property which, if shares of Common Stock (as authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per share set forth in paragraph 1(a) hereof) and had not been disposed of, such person(s) would be holding, at the time of such exercise, as a result of such purchase and all such stock dividends, split-ups, spin-offs, recapitalizations, mergers, consolidations, combinations or exchanges of shares, reorganizations or liquidations; provided, however, that no fractional shares shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. No adjustment shall be made in the minimum number of shares which may be purchased at any one time, as fixed by paragraph 1(b) hereof.

         11. Neither this Agreement nor any provision hereof shall be deemed to create any limitation or restriction upon the right of the Company to terminate the employment of the Employee at any time with or without cause.

         12. The exercise of the Option shall be subject to all requirements as to (a) the listing, registration or qualification of the Option Shares for trading on any securities exchange or securities trading system on which shares of the Common Stock are listed or traded or under any applicable federal or state law, and (b) the consent or approval of any governmental regulatory body determined by the Compensation Committee, in its sole discretion, to be necessary or desirable, and anything in this Agreement to the contrary notwithstanding, the Option may not be exercised in whole or in part unless and until the Company has been able to comply with all such requirements free of any conditions not acceptable to the Committee. The Company shall make reasonable efforts at its own cost to comply with all such requirements.

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         13.  As used in this Agreement:

              (a) With reference to employment with the Company, the term "Company" shall be deemed to include any successor to the Company, whether by merger, consolidation or otherwise, including any entity which acquires all or substantially all of the assets of the Company, and any corporation now or hereafter a subsidiary corporation of the Company, as that term is used in
Section 424 of the Internal Revenue Code of 1986, as amended, as well as any entity in which the Company or its subsidiaries owns 50% or more of the equity; and

              (b) The term "Compensation Committee" shall mean the Compensation Committee of the Board of Directors of the Company or such other committee as such Board may appoint to administer the plan under which the Option was granted.

         14. Any dispute or disagreement which shall arise under or as a result of this Agreement shall be determined by the Compensation Committee in its sole discretion. The Compensation Committee shall have the power to administer, interpret and construe all the provisions of this Agreement. Any such determination by the Compensation Committee, and any administration, interpretation or construction of the provisions of this Agreement by the Compensation Committee shall be final, binding and conclusive on all interested parties.

         15. This Agreement shall be binding upon and inure to the benefit of any successor(s) of the Company and the person(s) to whom the Option may have been transferred by will or the laws of descent and distribution. All agreements by the Employee hereunder shall, in the event of the Employee's death, be deemed to refer to, and be binding upon, such last-mentioned person(s).

         16. The Option has been granted pursuant to and subject to the provisions of the Amended 1995 Long-Term Incentive Stock Plan of the Company (the Plan), which is enclosed with this Agreement and hereby incorporated herein by this reference. Any provision of this Agreement to the contrary notwithstanding, each and every provision of this Agreement shall be subject to the terms and conditions of the Plan.

         17. The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Each and every provision of this Agreement shall be administered, construed and interpreted so that the Option shall not be treated for Federal income tax purposes as such an incentive stock option, and any provision of this Agreement that cannot be so administered, construed and interpreted shall be disregarded.

         18. This Agreement may only be amended in writing signed by the Employee and an officer of the Company duly authorized to do so.

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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its corporate name by one of its officers thereunto duly authorized and its seal to be hereunto affixed and to be duly attested, and the Employee has executed this Agreement as of the day and year first above written.

                                                         WALTER INDUSTRIES, INC.

                                                         DON DEFOSSET
                                                         -----------------------
                                                         Chairman, President and
                                                         Chief Executive Officer

                                                         -----------------------
                                                         Employee

Plan enclosed

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